UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 3, 2026

Aquestive Therapeutics, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-38599	82-3827296
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 Technology Drive
Warren, NJ 07059
(908) 941-1900
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable
(Former name or former address, if changed since last report)

________________________________________________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AQST	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.
On March 3, 2026, Aquestive Therapeutics, Inc. (the "Company") entered into Amendment No. 1 (the "Amendment") to the Purchase and Sale Agreement (the “Purchase and Sale Agreement”), dated August 13, 2025, with funds managed by RTW Investments, LP ("RTW"). The Amendment extends the Marketing Approval Deadline from its original date to June 30, 2027. Concurrently, the Company entered into a Warrant Issuance Agreement with funds managed by RTW pursuant to which the Company agreed to issue a warrant to purchase up to 375,000 shares of the Company's common stock, par value $0.001 per share (the “Common Stock”), at an exercise price of $4.00 per share, expiring on March 3, 2029. The Company also entered into a Share Purchase Commitment Agreement with certain RTW-affiliated funds, pursuant to which such funds committed to purchase, in the aggregate, not less than $5,000,000 of Common Stock during the 90-day period following the effective date of the agreement, at prices determined in accordance with Rule 415(a)(4) under the Securities Act.

The foregoing descriptions are qualified in their entirety by reference to the full text of the agreements filed as Exhibits 4.1, 10.1, 10.2, and 10.3 hereto.

Item 2.02	Results of Operations and Financial Condition.
On March 4, 2026, Aquestive Therapeutics, Inc. issued a press release announcing its reported financial results for the quarter and fiscal year ended December 31, 2025 and providing an update on recent developments in its business. A copy of the Company’s press release and the attached financial schedules are attached as Exhibit 99.1 to this report and incorporated in this Item 2.02 by reference.
The information in this Item 2.02 (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of, or otherwise subject to the liabilities of, Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 3.02	Unregistered Sales of Equity Securities.
The information set forth in Item 1.01 with respect to the Warrant is incorporated herein by reference. The Warrant is being issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 7.01	Regulation FD Disclosure.
The Company is furnishing this Current Report on Form 8-K in connection with the disclosure of information, in the form of a investor presentation, to be given at meetings with institutional investors, analysts and others. This information may be amended or updated at any time and from time to time through another Current Report on Form 8-K, a later Company filing or other means. A copy of the Company’s investor presentation is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference. The investor presentation is available on the Events and Presentations page in the Investors section of the Company’s website located at www.aquestive.com, although the Company reserves the right to discontinue that availability at any time.
The information in this Item 7.01 (including Exhibit 99.2) shall not be deemed to be “filed” for purposes of, or otherwise subject to the liabilities of Section 18 of the Exchange Act, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
4.1	Form of Warrant
10.1	Amendment No. 1 to the Purchase and Sale Agreement, dated August 13, 2025, by and between the Company and funds managed by RTW Investments, LP, dated March 3, 2026
10.2	Warrant Issuance Agreement, by and between the Company and funds managed by RTW Investments, LP, dated March 3, 2026
10.3	Share Purchase Commitment Agreement, by and between the Company and the parties thereto, dated March 3, 2026
99.1	Press Release, dated March 4, 2026, announcing the Company’s reported financial results for the quarter and fiscal year ended December 31, 2025 and providing an update on recent developments in its business
99.2	Aquestive Therapeutics, Inc. Q4 Earnings Supplemental Materials dated March 4, 2026

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 4, 2026	Aquestive Therapeutics, Inc.

	By:	/s/ A. Ernest Toth, Jr
Name: A. Ernest Toth, Jr.
Title: Chief Financial Officer